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                                                                  EXHIBIT 10.16

                          INTERCREDITOR AGREEMENT dated as of September 17,
                 1996, among PSF Holdings, L.L.C., a Delaware limited liability company (the "Guarantor"), PREMIUM STANDARD FARMS, Inc., a Delaware corporation and a wholly owned subsidiary of the Guarantor (the "Borrower"), THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as administrative agent (in such capacity, the "Administrative Agent") and collateral agent (in such capacity, the "Collateral Agent") for the Senior Lenders referred to below and the Secured Parties (as defined in the Credit Agreement referred to below; such Secured Parties being referred to herein as the "Senior Secured Parties"), and FLEET NATIONAL BANK, as collateral agent (in such capacity, the "Junior Collateral Agent") for the Junior Secured Parties (as defined below).

         Reference is made to (a) the Credit Agreement dated as of September
17, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Guarantor, the Borrower, the financial institutions from time to time party thereto (the "Senior Lenders") and Chase, as Administrative Agent, Collateral Agent and issuing bank (in such capacity, the "Issuing Bank"), (b) the Security Agreement dated as of September 17, 1996 (as amended, supplemented or otherwise modified from time to time, the "Senior Security Agreement"), among the Guarantor, the Borrower and the Collateral Agent, (c) the Pledge Agreement dated as of September 17, 1996 (as amended, supplemented or otherwise modified from time to time, the "Senior Pledge Agreement"), among the Guarantor, the Borrower and the Collateral Agent, (d) certain Deeds of Trust, Security Agreements, Assignment of Leases and Rents and Fixture Filings dated as of September 17, 1996, in favor of the Collateral Agent for the benefit of the Senior Secured Parties (as amended, supplemented or otherwise modified from time to time, the "Senior Mortgages"), (e) the Assignment of Contracts dated as of September 17, 1996, between the Borrower and the Collateral Agent (the "Senior Assignment of Contracts" and, together with the Senior Security Agreement, the Senior Pledge Agreement and the Senior Mortgages, the "Senior Security Documents"), (f) the Note Purchase Agreement dated as of September 17, 1996 (as amended, supplemented or otherwise modified from time to time, the "Second Priority Note Purchase Agreement"), among the Guarantor, the Borrower and Morgan Stanley Group, Inc., a Delaware corporation ("MS Group"), (g) the Indenture dated as of September 17, 1996 (as amended, supplemented or otherwise modified from time to time, the "PIK Note
Indenture"), among the Guarantor, the Borrower and Fleet National Bank, as trustee (the "PIK Note Trustee") for the holders of the PIK Notes (as defined in the Credit Agreement; such holders being referred to herein as the "PIK Note Holders" and, together with MS Group and any other holders of Second Priority Notes outstanding under the Second Priority Note Purchase Agreement, the
"Junior Secured Parties"), (h) the Security Agreement dated as of September 17, 1996 (as amended, supplemented or otherwise modified from time to time, the "Junior Security Agreement"), among the Guarantor, the Borrower and the Junior Collateral Agent, (i) the Pledge Agreement dated as of September 17, 1996 (as amended, supplemented or otherwise modified from time to time, the "Junior Pledge Agreement"), among the Guarantor, the Borrower and the Junior Collateral Agent, (j) certain Deeds of Trust in favor of the Junior Collateral Agent for the benefit of the Junior Secured Parties (as amended, supplemented or otherwise modified from time to time, the "Junior Mortgages") and (k) the Assignment of
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Contracts dated as of September 17, 1996 (as amended, supplemented or otherwise modified from time to time, the "Junior Assignment of Contracts" and, together with the Junior Security Agreement, the Junior Pledge Agreement and the Junior Mortgages, the "Junior Security Documents").

         The Senior Lenders and the Issuing Bank have extended and agreed to extend credit to the Borrower pursuant to, and upon the terms and conditions specified in, the Credit Agreement. Pursuant to the Senior Security Documents, the Guarantor and the Borrower have granted to the Collateral Agent for the ratable benefit of the Senior Secured Parties perfected first-priority security interests (the "First-Priority Security Interest") in the Collateral (as defined in the Credit Agreement) to secure the payment and performance of their Obligations (as defined in the Credit Agreement) (such Obligations being referred to herein as the "Senior Secured Obligations").

         MS Group has agreed to purchase from the Borrower $10,000,000 aggregate original principal amount of second priority notes (the "Second-Priority Notes") pursuant to, and upon the terms and conditions specified in, the Second Priority Note Purchase Agreement. Pursuant to the Junior Security Documents, the Guarantor and the Borrower have granted to the Junior Collateral Agent for the ratable benefit of the holders of the Second Priority Notes perfected second priority security interests (the "Second Priority Security Interests") in the Collateral to secure the payment and performance of all of their obligations in respect of the Second Priority Notes and under the Second Priority Note Purchase Agreement and the Junior Security Documents (such obligations being referred to herein as the "Second Priority Secured Obligations").

         Pursuant to the Plan of Reorganization, the PIK Note Holders hold $117,500,000 aggregate original principal amount of PIK Notes. Pursuant to the Junior Security Documents, the Guarantor and the Borrower have granted to the Junior Collateral Agent for the ratable benefit of the holders of the PIK Notes perfected third priority security interests (the "Third Priority Security Interests", and together with the Second Priority Security Interests, the "Junior Security Interests") in the Collateral to secure the payment and performance of all of their obligations in respect of the PIK Notes and under the PIK Note Indenture and the Junior Security Documents (the "Third Priority Secured Obligations"; the Third Priority Secured Obligations and the Second Priority Secured Obligations being referred to herein as the "Junior Secured Obligations").

         The obligations of the Senior Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned upon, among other things, the execution and delivery by the Guarantor, the Borrower, the Administrative Agent, the Collateral Agent and the Junior Collateral Agent of an agreement in the form hereof.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Guarantor, the Borrower, the Junior Collateral Agent, on behalf of itself and each Junior Secured Party, and the Administrative Agent and the Collateral Agent, on behalf of themselves and each Senior Lender and Senior Secured Party, respectively, hereby agree as follows:
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         SECTION 1.  Perfection and Priority of Security Interests.  (a) Any and
all security interests, mortgages, assignments, pledges and other liens, charges or encumbrances now existing or hereafter created or arising in favor of the Junior Collateral Agent for its benefit and the benefit of any holder of Junior Secured Obligations are expressly junior in priority, operation and effect to any and all security interests, mortgages, assignments, pledges and other liens, charges or encumbrances now existing or hereafter created or arising in favor of the Collateral Agent for the benefit of the Senior Secured Parties, notwithstanding anything to the contrary contained in any agreement or filing to which the Guarantor, the Borrower or the Junior Collateral Agent may now or hereafter be a party, and irrespective of the time, order or method of attachment or perfection of any mortgages, financing statements or other security interests, assignments, pledges and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing. Any assets and properties of the Guarantor or the Borrower or any of their respective subsidiaries now or from time to time hereafter given, granted, assigned or pledged to secure both the Senior Secured
Obligations and the Junior Secured Obligations shall be subject to the priority established by this Section 1.

         (b) At all times until the Senior Secured Obligations shall have been paid and satisfied in full, the Collateral Agent shall be entitled to sell, transfer or otherwise dispose of or deal with the Collateral as provided in the Senior Security Documents, in each case without regard to the Junior Security Interests therein, or any rights to which the Junior Secured Parties would otherwise be entitled as a result of such Junior Security Interests, the only obligation of the Collateral Agent to the Junior Secured Parties in respect thereof being to act in a commercially reasonable manner in making any such disposition of the Collateral and to deliver to the Junior Collateral Agent (unless otherwise directed by a court of competent jurisdiction) any proceeds remaining from the sale of the Collateral after such payment and satisfaction in full of the Senior Secured Obligations or, if the Collateral Agent shall still be in possession of all or any part of the Collateral after such payment and satisfaction in full, the Collateral or such part thereof remaining, without representation or warranty on the part of the Collateral Agent or the Senior Secured Parties; provided that, except as aforesaid, nothing contained in this sentence shall be construed to give rise to, nor shall the Junior Secured Parties have, any claims whatsoever against any Senior Secured Party on account of any act or omission to act in connection with the exercise of any right or remedy of the Senior Secured Parties with respect to the Collateral. Except as provided in Section 2(b) below, the Junior Collateral Agent shall not, and shall not attempt to, exercise any rights with respect to the Junior Security Interests in the Collateral, whether pursuant to the Junior Security Documents or otherwise, until such payment and satisfaction in full of the Senior Secured Obligations.

         (c) For the sole purpose of perfecting the Junior Security Interests in items of Collateral in which a security interest can be perfected only by possession, the Collateral Agent acknowledges that it holds such items of Collateral for itself and the Senior Secured Parties and as bailee for the Junior Collateral Agent on behalf of the Junior Secured Parties, subject to the terms and conditions hereof.

         SECTION 2. No Interference; Right to Instruct Collateral Agent. (a) The Junior Collateral Agent agrees that (i) it will not take or cause to be taken any action, the purpose or
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effect of which is, or could be, to make any Junior Security Interest pari passu with, or to give any Junior Secured Party any preference or priority relative to the Senior Security Interest or the Senior Secured Parties with respect to, the Collateral or the proceeds thereof, (ii) it will not interfere, hinder or delay in any manner, whether by judicial proceedings or otherwise, any sale or disposition of the Collateral by the Collateral Agent or any other Senior Secured Party, (iii) it has no right to direct the Collateral Agent or any other Senior Secured Party to exercise any right, remedy or power with respect to the Collateral, (iv) it will not institute suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against the Collateral Agent or any other Senior Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to any action taken or omitted by the Collateral Agent or the other Senior Secured Parties in accordance with this Agreement with respect to the Collateral, (v) it will not commence judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power under the Uniform Commercial Code as in effect in any jurisdiction or any other applicable law with respect to, or otherwise take any action to enforce its interest in or realize upon, the Collateral (other than filing a proof of claim) until all the Senior Secured Obligations shall have been paid and satisfied in full, (vi) it will not exercise any right that it may have to require the Collateral Agent or the Senior Secured Parties to marshall any Collateral or to resort to or apply the proceeds of any Collateral in any particular order and (vii) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement.

         (b) Notwithstanding the provisions of paragraph (a) above, if (i) either (x) the PIK Note Trustee or the PIK Note Holders, following any event of default under the PIK Note Indenture, shall have accelerated the outstanding principal amount of the PIK Notes or (y) the holders of the Second Priority Notes, following any event of default under the Second Priority Note Purchase Agreement, shall have accelerated the outstanding principal amount of the Second Priority Notes, (ii) following the occurrence of either event described in clause (x) or (y) above, the Junior Collateral Agent shall have requested in a writing to the Collateral Agent the consent of the Senior Secured Parties to the Junior Collateral Agent's exercising its rights and remedies against the Collateral under the Junior Security Documents and (iii) the Collateral Agent either shall have granted such consent in writing or shall have failed to do so within 180 days after receipt of the notice referred to in clause (ii) above, then the Junior Collateral Agent may exercise any right, remedy or power it may have with respect to the Collateral; provided, however, that (x) the proceeds of any sale or disposition of the Collateral shall be applied first (and prior to the reimbursement of the costs of such sale or disposition or other expenses of the Junior Collateral Agent or the Junior Secured Parties in connection therewith) to the payment in full of any and all Senior Secured Obligations in accordance with the terms of the Senior Security Documents and (y) should the Collateral Agent commence the exercise of its rights and remedies against the Collateral, whether during or after such 180-day period, the Junior Collateral Agent shall not have the right to exercise the rights and remedies referred to in this paragraph (b).

         SECTION 4. Obligations of Borrower Unimpaired. Nothing in this Agreement is intended to or shall impair, as between the Borrower and (a) the Senior Secured Parties and (b) the Junior Secured Parties, the obligations of the Borrower under the Credit Agreement, the
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Second Priority Note Purchase Agreement and the PIK Note Indenture to pay the
principal of, premium, if any, and interest on the Loans, the Second Priority Notes and the PIK Notes, in each case strictly in accordance with their respective terms, which obligations are absolute and unconditional.

        SECTION 5. Payments Held in Trust. The Junior Collateral Agent agrees that, until the Senior Secured Obligations shall have been paid and satisfied in full, all payments or other distributions received by it to which it is not entitled hereunder, whether paid or payable in cash or otherwise, shall not be commingled by the Junior Collateral Agent with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and the Senior Secured Parties and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsements).

        SECTION 6. Note Legends. The Borrower shall cause each note or instrument issued pursuant to the Second Priority Note Purchase Agreement or the PIK Note Indenture to contain text or a legend, in form and substance satisfactory to the Collateral Agent, stating that the liens securing such Indebtedness are junior in right to the First-Priority Security Interest pursuant to the terms set forth herein.

        SECTION 7. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

        SECTION 8. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to the Junior Collateral Agent shall be given to it at its address set forth beneath its signature below.

        SECTION 9. Changes, Waiver, etc. Neither this Agreement nor any provision hereof may be waived, discharged or terminated orally, but only by a statement or instrument in writing signed by the party or parties against which enforcement of the waiver, discharge or termination shall be sought.

        SECTION 10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of (a) the parties hereto and their respective successors and assigns, including any agent appointed to represent a Junior Secured Party due to the disqualification of the Junior Collateral Agent resulting from a conflict of interest, and (b) each of the Senior Secured Parties, each holder of a Second Priority Note and each holder of a PIK Note and their respective successors and assigns.

        SECTION 11. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision
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in any other jurisdiction).  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 12. Counterparts. This Agreement may be executed in more than one counterpart, each of which shall constitute an original but all of which when taken together shall constitute but one instrument. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

         SECTION 13. Jurisdiction; Consent to Service of Process. (a) Each party hereto irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that party hereto may otherwise have to bring any action or proceeding relating to this Agreement against any other party or its properties in the courts of any jurisdiction.

         (b) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         SECTION 14. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND
(B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND
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THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL
WAIVERS AND CERTIFICATIONS IN THIS SECTION 14.

         SECTION 15. Rights Absolute. All rights and obligations of the parties hereto shall be absolute and unconditional irrespective of any lack of validity or enforceability of the Credit Agreement or any Senior Security Document, any agreement with respect to any of the Senior Secured Obligations or any other agreement or instrument relating to any of the foregoing.

         SECTION 16. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.


                                PSF HOLDINGS,  L.L.C.,

                                      by  /s/ W.R. Patterson
                                          ------------------------------
                                          Name: William R. Patterson
                                          Title: Vice President


                                 PREMIUM STANDARD FARMS, INC.,,

                                      by  /s/ W.R. Patterson
                                          ------------------------------
                                          Name: William R. Patterson
                                          Title: Vice President


                                   THE CHASE MANHATTAN BANK, as
                                     Administrative Agent and
                                     Collateral Agent,

                                     by  /s/ Jonathon Insull
                                          ------------------------------
                                         Name:
                                         Title:

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                           FLEET NATIONAL BANK,
                            as Junior Collateral Agent,

                             by  /s/ Paul D. Allen
                                 ------------------------------------------
                                 Name: Paul D. Allen
                                 Title: Vice President
                                 Address: Fleet National Bank
                                          Corporate Trust Department
                                          One Federal Street
                                          Boston, MA 02111